SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012 (May 14, 2012)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Director’s Indemnification Agreement

On May 14, 2012, Knight Capital Group, Inc. (the “Company”) entered into a Director’s Indemnification Agreement (the “Indemnification Agreement”) on its standard form for such agreements with its newly elected director, Daniel F. Schmitt, who was elected to the Company’s Board of Directors by the Company’s stockholders on May 9, 2012. The Company has previously entered into identical Indemnification Agreements with each of its current directors.

Pursuant to the Indemnification Agreement, the Company agreed to indemnify Mr. Schmitt against all expenses, liability and loss, subject to certain limitations, arising out of his duties with the Company. The Indemnification Agreement provides indemnification in addition to the indemnification provided by the Company’s certificate of incorporation and by-laws and by applicable law. Among other things, the Indemnification Agreement expressly provides indemnification for Mr. Schmitt for expenses, liability and loss (including for judgments, fines, excise taxes or penalties pursuant to the Employee Retirement Income Act of 1974 and amounts paid or to be paid in settlement) actually or reasonably incurred by him in connection with the investigation, defense, settlement or appeal of any proceeding relating to his duties with the Company. In addition, the Company has agreed to advance expenses, subject to certain limitations, incurred by Mr. Schmitt in connection with the investigation, defense, settlement or appeal of any proceeding to which he is a party or is threatened to be made a party as a result of his duties with the Company.

The foregoing description of the Indemnification Agreement is qualified in its entirety by the form of Indemnification Agreement incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 9, 2012, the Company issued a press release announcing that, effective May 9, 2012, Daniel F. Schmitt was elected to the Company’s Board of Directors by the Company’s stockholders. The Company also announced the retirement from the Board of Directors of Thomas C. Lockburner. The Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Form of Indemnification Contract entered into by each Member of the Registrant’s Board of Directors (Incorporated herein by reference to Exhibit 10.26 to Knight’s Quarterly Report on Form 10-Q (Commission file number
001-14223), for the quarter ended June 30, 2003).

Exhibit 99.1	Press Release of Knight Capital Group, Inc. issued on May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 15, 2012

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Managing Director, Deputy
General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Indemnification Contract entered into by each Member of the Registrant’s Board of Directors (Incorporated herein by reference to Exhibit 10.26 to Knight’s Quarterly Report on Form 10-Q (Commission file number
001-14223), for the quarter ended June 30, 2003).

Exhibit 99.1	Press Release of Knight Capital Group, Inc. issued on May 9, 2012.

4